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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in this Registration Statement on Form S-1 of our report, dated April 9, 1999, except as to Note 11 for which the date is May 27, 1999, relating to the financial statements of PRIMIS, Inc. which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

PricewaterhouseCoopers LLP
Atlanta, Georgia
January 20, 2000